Exhibit 10.2.2

Supplementary Agreement of Labor Contract

Party A: Guangzhou Dongfang Hospital

Party B: Li Peiliang

Party A and Party B signed the labor contract on June 12, 2009, which has expired by June 12, 2010. For the sake of business, both parties reach an agreement after negotiation, agreeing that the labor contract signed on June 12, 2009 is extended to December 30, 2010.

Party A: Guangzhou Dongfang Hospital	Party B: Li Peiliang

Legal representative:

/s/ Xu Jianping	/s/ Li Peiliang

June 12, 2010